FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
13.	FAIR VALUE MEASUREMENTS

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

•	Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•

Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

The carrying values of cash and cash equivalents, bank deposits with original maturities over three months and restricted cash approximated fair value and were classified as level 1 in the fair value hierarchy. The carrying values of long-term deposits, long-term receivables and other long-term liabilities approximated fair value and were classified as level 2 in the fair value hierarchy. The estimated fair value of long-term debt as of December 31, 2018 and 2017, which included the 2015 Credit Facilities, the 2016 Studio City Credit Facilities, the Aircraft Term Loan, the 2017 Senior Notes, the 2012 Studio City Notes, the 2016 Studio City Secured Notes and the Philippine Notes were approximately $4,043,427 and $3,714,018, respectively, as compared to its carrying value, excluding unamortized deferred financing costs and original issue premiums, of $4,104,525 and $3,619,139, respectively. Fair values were estimated using quoted market prices and were classified as level 1 in the fair value hierarchy for the 2017 Senior Notes, the 2012 Studio City Notes and the 2016 Studio City Secured Notes. Fair values for the 2015 Credit Facilities, the 2016 Studio City Credit Facilities, the Aircraft Term Loan and the Philippine Notes approximated the carrying values as the instruments carried either variable interest rates or the fixed interest rates approximated the market rates and were classified as level 2 in the fair value hierarchy.

As of December 31, 2018 and 2017, the Group did not have any non-financial assets or liabilities that were recognized or disclosed at fair value in the consolidated financial statements.

The Group’s financial assets and liabilities recorded at fair value have been categorized based upon fair values in accordance with the applicable accounting standards. As of December 31, 2018 and 2017, investment securities were carried at fair value. Fair values of investment securities were estimated using quoted market prices and were classified as level 1 in the fair value hierarchy.